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                                 EXHIBIT 23(c)

                   CONSENT OF RAY & COLLINS ASSOCIATES, INC.


                                 March 17, 1997



       We hereby consent to the reference to our Firm under the captions "Summary" and "Valuation of Bank Common Stock" in the Prospectus/Information Statement included as part of Deposit Guaranty Corp.'s Registration Statement on Form S-4.


                                    RAY & COLLINS ASSOCIATES, INC.



                                    By: /s/ CARL W. RAY
                                       -----------------------------------------
                                       Carl W. Ray, OFA
                                       Chairman and Chief Executive Officer